UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE A14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

PHX MINERALS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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p.o. box 8016, cary, nc 27512 9903 your vote matters! Scan qr for digital voting phx minerals inc. annual meeting of stockholders Thursday, may 16, 2024 9:00 AM, central daylight time Annual meeting o be held live via the internet – Please visit www.proxydocs.com/phx for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/phx For a convenient way to view proxy materials, vote, and obtain directions to attend the meeting go to www.proxydocs.com/phx To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under united states securities and exchange commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, which includes our proxy statement, proxy card and 2023 annual report, you must request one. There is no charge to you for requesting a copy. In order to receive paper package in time for this year’s meeting you must make this request on or before may 6, 2024. See reverse for full agenda Meeting materials: Notice of Meeting and Proxy statement, Proxy Card & 2023 Annual Report Important Notice Regarding the Availability of Proxy Materials for the Stockholders meeting to be held on may 16, 2024 for stockholders of record as of march 28, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/phx Call: 1-866-648-8133 Email: paper@investorelections.com * if requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other request, instructions or other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright 2024 betanxt, inc. or its affiliates. All right reserved

PHX minerals inc. annual meeting of stockholders The board of directors recommends a vote: for on proposals 1, 2, 3 and 4 Proposal 1. election of two directors to serve on the company’s board of directors for three-year terms ending at the company’s annual meeting in 2027. 1.01 lee m. canaan 1.02 glen A. brown 2. advisory vote to approve the compensation of the company’s named executive officers. 3. ratification of the selection and appointment of emst & young llp as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 4. approval of the amendment to the company’s certificate of incorporation to increase the authorized number of shares of common stock from 54,000,500 shares to 75,000,000 shares. Note: such other business as may properly come before the meeting or any postponements or adjournments thereof.